UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): (April 28, 2025)
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SENTI BIOSCIENCES, INC.
(Exact name of Registrant as specified in its charter)
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Delaware	001-40440	86-2437900
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2 Corporate Drive, First Floor
South San Francisco, California 94080
(Address of principal executive offices including zip code)
Registrant’s telephone number, including area code: (650) 239-2030

(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SNTI	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02 Results of Operations and Financial Condition.
In connection with the press release described in Item 8.01 below (the “Press Release”), on April 28, 2025, Senti Biosciences, Inc. (the “Company”) provided, on a preliminary and unaudited basis, certain estimated financial results for the quarter ended March 31, 2025. The preliminary estimates are based on currently available information and does not present all necessary information for a complete understanding of the Company’s financial condition as of March 31, 2025 or the Company’s results of operations for the quarter ended March 31, 2025.

Item 7.01 Regulation FD Disclosure.
As reported under Item 8.01 of this Current Report on Form 8-K, on April 28, 2025, the Company issued the Press Release to announce certain corporate updates including preliminary data from a Phase 1 clinical trial of SENTI-202, a potential first-in-class off-the-shelf Logic Gated selective CD33 OR FLT3 NOT EMCN chimeric antigen receptor natural killer investigational cell therapy, for the treatment of relapsed/refractory hematologic malignancies including acute myeloid leukemia (the “Clinical Data”). As previously announced, the Clinical Data was presented on April 27, 2025 during a presentation in the Clinical Trials Oral Minisymposium at the AACR Annual Meeting 2025 in an abstract titled, “First-in-human, multicenter study of SENTI-202, a CD33/FLT3 selective off-the-shelf logic gated CAR NK cell therapy in hematologic malignancies including AML: Clinical data.” The Company will hold a conference call regarding this announcement, including the Clinical Data, on April 28, 2025. A copy of the supplemental presentation which will be referenced during the conference call and posted on the Company’s website is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01. Other Events.
As reported under Item 7.01 of this Current Report on Form 8-K, on April 28, 2025, the Company issued the Press Release to announce corporate updates, including the Clinical Data. The Press Release is filed herewith as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Senti Biosciences, Inc. Presentation dated April 28, 2025
99.2	Senti Biosciences, Inc. Press Release dated April 28, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENTI BIOSCIENCES, INC.

Date:	April 28, 2025	By:	/s/ Timothy Lu
		Name:	Timothy Lu
		Title:	Chief Executive Officer